                                  [LETTERHEAD]




                          INDEPENDENT AUDITORS' CONSENT




The Board of Directors
TCF Financial Corporation:


We consent to the use of our report on the consolidated financial statements of Winthrop Resources Corporation incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Registration Statement.

                                             /s/ KPMG Peat Marwick LLP


Minneapolis, Minnesota
July 28, 1997

                                  [LETTERHEAD]




                          INDEPENDENT AUDITORS' CONSENT




The Board of Directors
TCF Financial Corporation:


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Registration Statement.


                                             /s/ KPMG Peat Marwick LLP


Minneapolis, Minnesota
July 28, 1997